UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(514) 744-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 7, 2017, with an effective date of March 31, 2017, the Company, Quest Exchange Ltd., and Quest Marketing, Inc., and their subsidiaries and/or affiliates (collectively, the “Quest Parties”), and ScanSource, Inc. and/or its subsidiaries and affiliates (“ScanSource”), entered into a second amendment (the “Second Amendment”) to that certain Secured Promissory Note, dated July 1, 2016, in the original principal amount of $12,492,136.51 (the “Note”) and amended on November 30, 2016 (the “Amendment”). The Second Amendment extends the maturity date of the Note from March 31, 2017 to September 30, 2017. The Second Amendment provides that the monthly installments of principal and accrued interest in a minimum principal amount will remain at $400,000 each, with any remaining principal and accrued interest due and payable on September 30, 2017. The interest rate of the Note remains at 12% per annum.

The foregoing description of the terms of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the Second Amendment, ScanSource fully released and discharged the letter of credit in the amount of $400,000 that was provided by George Zicman, the Company’s Vice President of Sales on November 30, 2016 in connection with the Amendment.

The Quest Parties and ScanSource also entered into an amendment to a trade credit extension letter, pursuant to which ScanSource may extend trade credit to the Quest Parties in the amount of $17,000,000. The amendment to the trade credit extension letter contains a financial covenant providing that the Quest Parties may not incur any liabilities in excess of $45 million in the aggregate as well as the confirmation that the letter of credit provided by George Zicman is cancelled.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

4.1	Second Amendment to Secured Promissory Note, by and among Quest Solution, Inc., Quest Marketing, Inc., Quest Exchange Ltd. and their subsidiaries and/or affiliates and ScanSource, Inc. and/or its subsidiaries and affiliates

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2017

QUEST SOLUTION, INC.

By:	/s/ Shai Lustgarten
Shai Lustgarten
Chief Executive Officer and President

3

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Amendment to Secured Promissory Note, by and among Quest Solution, Inc., Quest Marketing, Inc., Quest Exchange Ltd. and their subsidiaries and/or affiliates and ScanSource, Inc. and/or its subsidiaries and affiliates

4